                              UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549




                                FORM 8-K




                             CURRENT REPORT
                    Pursuant to Section 13 OR 15(d)
                 of the Securities Exchange Act of 1934



                            February 12, 2002
                             -----------------
          Date of Report (Date of earliest event reported)




                       ENVIRO-ENERGY CORPORATION
                       ----------------------------
(Exact name of small business issuer as specified in its charter)



                DELAWARE       0-30069          95-452-0761
               ----------     ---------        -------------
              (State of      (Commission     (I.R.S. Employer
              incorporation)  File Number    Identification Number)



                    4430 Haskell Avenue, Encino, CA 91436
                    ------------------------------------
     (Address of principal executive office)(City, State Zip Code)



Registrant's telephone number, including area code: (818) 784-2445
                                                    ----------------









                                  Page 1
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                            TABLE OF CONTENTS

Item 1.  (Not Applicable)                                        page 2
Item 2.  Acquisition or Disposition of Assets                    page 2
Items 3, 4, 5, & 6, (Not Applicable)                           page 2,3
Item 7.  Financial Statements & Exhibits                         page 3
   1.	Exhibit No. 1 Press Release on January 31, 2002          page 3
   3.	Exhibit No. 2 Stock Purchase Agreement                   page 5
Item 8.  (Not Applicable)                                       page 14
Signature/s                                                     page 15

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Item 1. Changes in Control of Registrant.

Not applicable.


Item 2. Acquisition or Disposition of Assets.

On January 29, 2002, the Registrant concluded a stock purchase agreement with Colvico, Inc. ("Colvico"), a company incorporated in the State of Washington, whereby a wholly owned subsidiary of the Registrant, Energy Flow Management, Inc. ("EFMI"), acquired 100% of the issued share capital of Colvico.

Pursuant to the agreement dated January 29, 2002, 4,000,000 $1 (one dollar) redeemable (callable) preferred shares of the registrant were issued to the sole shareholder of Colvico, Mr. Cory Colvin.

Colvico is a well-established electrical contractor and energy services company, bonded and licensed throughout the Pacific Northwest. Colvico has an established history of profitability and is expected to bring a restated net book value of approximately $3,500,000 to Enviro-Energy. Colvico's current backlog of $10,000,000 includes contracts for renovating and updating electrical power generation systems. Colvico gives the Registrant the ability to install, service and maintain its bio-waste-to-electricity generation plants. Further, using Colvico's in-house electrical assembly and manufacturing plant, the Registrant will now have the ability to fully manufacture and assemble its skid mounted plants internally, significantly increasing deliverables and profit. The addition of Colvico's revenue stream, profit and asset base will enhance Enviro-Energy's ability to access traditional lines of asset based financing at competitive terms and conditions.


Item 3. Bankruptcy or Receivership.

Not applicable.


Item 4. Change in Registrant's Certifying Accountant.

Not applicable.
                                  Page 2
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Item 5. Other Events.

Not applicable.


Item 6. Resignation of Registrant's Directors.

Not applicable.


Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

It is impractical to provide the financial information with respect to the acquisition of Colvico required by this Item at the time of this filing. The required financial information will be filed as soon as practicable, but no later than 60 days after the due date of this report.

(b) Pro forma financial information.

It is impractical to provide the pro forma financial information with respect to the acquisition of Colvico required by this Item at the time of this filing. The required pro forma financial information will be filed as soon as practicable, but no later than 60 days after the due date of this report.

(c) Exhibits.

Exhibit No. 1  Press Release issued on January 31, 2002
-------------------------------------------------------

ENVIRO-ENERGY CORPORATION SUBSIDIARY COMPLETES PURCHASE OF COLVICO, INC, ADDS $20,000,000 TO REVENUES

Spokane, WA, January 31, 2002    Enviro-Energy Corporation (OTCBB:ENGY)
(Germany: 676401-EVM.BER) is pleased to announce that its wholly owned subsidiary, Energy Flow Management, Inc. (EFMI) has completed its purchase of Colvico, Inc., adding $20,000,000 to annual revenues.

The $4,000,000 purchase was paid for with 4,000,000 One Dollar $1.00 redeemable (callable) preferred shares of Enviro-Energy Corporation. Conversion rights to common on any unredeemed shares are exercisable after 1 year at a ratio of 4 common to 1 preferred for a maximum potential of 16,000,000 common shares, reflecting an underlying present value of $0.25 per share for Enviro-Energy Corporation' s common shares.

"The transaction positions EFMI to become a dominant player in the bio-waste-to-energy business," states Michael Funk, President of EFMI. "We needed the electrical manufacturing and service capabilities embedded in Colvico; and, Colvico has long wanted to leverage its assets and

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-----------------------(Press Release dated January 31, 2002 continued)

expertise into the burgeoning waste-to-energy business. This is the ideal merger of talent, market and resources. The bio-waste-to-energy industry is exploding with demand throughout the world, representing a market potential in excess of $750,000,000 per year. The majority of farms are small. We have the technology, and the capability to meet this surge in demand," he continues. "We anticipate that this acquisition is just the beginning of our growth and potential through both internal synergies and mergers and acquisitions. We expect to be very busy this year with many interesting and important developments arising from our proprietary technology, market positioning and growing
financial   power."

"I view this transaction as an expansion of my business into the waste-to-energy industry," states Corey Colvin of Colvico, Inc. "For some time I had been looking for a way to leverage my revenues, assets and expertise, especially into this new and rapidly growing market. This deal works well for me as I have down side protection with my preferred shares and expect to profit from the potential conversion in one year. It seems to me that the addition of my company alone should make Enviro-Energy far more valuable that it is today. The new business that our synergy creates should enhance that value even more."

"In earlier press releases I served notice that Enviro-Energy would emerge from 2001 with strength and compelling news. This acquisition is a hallmark of the ability of the Company to generate synergy, drawing to it excellent companies, people and resources," states Galen Loven, Chairman of Enviro-Energy Corporation. "What we have accomplished to date should emphasize to the market that Enviro-Energy is not only here to stay, but has the will and ability to become a major and dominant force in the ballooning environmental and energy sectors of world markets."

Enviro-Energy Corporation is a consolidator and operator of environmentally related businesses. Acquisitions and internal growth focus on energy, air, and water sectors. The Company expects to sustain growth through its aggressive roll up strategy, internal synergies and the deployment of its ENVIRO-ENERGY(TM) systems throughout the world.

Forward-looking statements in this release are made pursuant to the ``safe harbor'' provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risk and uncertainties, including without limitation, continued acceptance of the company's products, increased levels of competition for the company, new products and technological changes, the company's dependence on third party suppliers, intellectual property rights and the other risks detailed from time to time in the company's periodic reports filed with the Securities and Exchange Commission Fair Disclosure Regulation, effective, October 2000.

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-----------------------(Press Release dated January 31, 2002 continued)

Contact:
Enviro-Energy Corporation
www.enviro-energycorp.com



     Michael Funk                             Galen Loven
     President                                Chairman
     Energy Flow Management, Inc.             Enviro-Energy Corp.
     (509) 252 5827                           (509) 921-9150
     mfunk@tsunamicomm.net                    gdl@morals.net

-----------------------------End of Press Release---------------------


Exhibit No. 2  Stock Purchase Agreement by and between Energy Flow
-------------------------------------------------------------------
Management, Inc., Colvico, Inc., and Cory Colvin.
------------------------------------------------


STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the "Agreement") dated the 29th day of January, 2002, by and between ENERGY FLOW MANAGEMENT, INC. (the "Buyer"), a Washington Corporation and wholly owned subsidiary of its Parent, ENVIRO-ENERGY CORPORATION, a Delaware corporation, and COLVICO, INC ("Company"), a Washington corporation, and its Sole Shareholder, Cory Colvin (the "Seller").

WHEREAS, Seller owns beneficially and of record 1,000 shares of Common Stock of the Company (the "Shares");

WHEREAS, the Shares are one hundred percent (100%) of the only issued and outstanding capital stock of the Company, and

WHEREAS, Buyer desires to purchase from Seller and Seller desires to sell to Buyer all of these Shares on the terms and subject to the conditions set forth herein; said transactions herein referred to as the "Purchase."

NOW THEREFORE, the parties hereto agree as follows:

Seller owns beneficially and of record 1,000 shares of Common Stock of the Company (the "Shares"). The Shares are one hundred percent (100%) of the only issued and outstanding capital stock of the Company. Buyer desires to purchase from Seller and Seller desire to sell to Buyer all of these Shares on the terms and subject to the conditions set forth herein. The transactions contemplated in this Agreement are herein referred to as the "Purchase."

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-----------------------(Stock Purchase Agreement continued)

1.   Purchase of Shares and Related Matters.

1.1 Purchase of Shares. Subject to the terms and conditions set forth herein, at the "Closing" (as defined below) Seller will sell all of the Shares to Buyer and Buyer will purchase all of the Shares from Seller, the Shares constituting all of the issued and outstanding capital stock of the Company as of the Closing.

1.2 Purchase Price. Buyer will pay to Seller for 100% of the Shares Four Million Dollars ($4,000,000) (the "Purchase Price").

1.3 Payment of Purchase Price. The Purchase Price will be paid to Seller as follows:

4,000,000 redeemable (callable), convertible preferred shares, valued at One Dollar ($1.00) per share, of the Parent payable to Seller shareholder. Each unredeemed preferred share may be converted to four
(4) common shares of the Parent any time after one year of the date of this Agreement.

2. Representations and Warranties of Company and Seller. As a material inducement to Buyer to enter into this Agreement and purchase the Shares, Seller and the Company, jointly and severally, represent and warrant the following statements in this Section 2 are correct and complete as of the date of this Agreement and will be correct and complete as of the date of the Closing:

2.1 Organization and Corporate Power. The Company is a corporation duly incorporated and validly existing under the laws of the State of Washington, and the Company is qualified to do business in every jurisdiction in which its ownership of property or the conduct of its business requires it to qualify. The Company has all requisite corporate power and authority and all material licenses, permits, and authorizations necessary to own and operate its properties and to carry on its businesses as now conducted

2.2 Capital Stock and Related Matters. The authorized capital stock of the Company consists of 1,000 Shares of Common Stock, 1,000 are issued and outstanding and are owned, beneficially and of record, by Seller and no other capital stock of the Company is issued and outstanding. The Company does not have outstanding and has not agreed, orally or in writing, to issue any stock or securities convertible or exchangeable for any shares of its capital stock, nor does it have outstanding nor has it agreed, orally or in writing, to issue any options or rights to purchase or otherwise acquire its capital stock. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock.

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-----------------------(Stock Purchase Agreement continued)

2.3 Authorization; No Breach. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby to which the Company or Seller is a party have been duly authorized by the Company or Seller, as the case may be. This Agreement and each other agreement contemplated hereby, when executed and delivered by the parties thereto, will constitute the legal, valid, and binding obligation of the Company, Seller, or both as the case may be, enforceable against Seller or the Company

2.4 Conduct of Business/ Liabilities. The Company is not in default under, and no condition exists that with notice or lapse of time or both would constitute a default of the Company under (i) any mortgage, loan agreement, indenture, evidence of indebtedness or other instrument evidencing borrowed money to which the Company is a party or by which the Company or the properties of the Company is bound or (ii) any judgment, order or injunction of any court, arbitrator or governmental agency that would reasonably be expected to affect materially and adversely the business, financial condition or results of operations of the Company.

2.5 Financial Statements. The reviewed, consolidated balance sheet and income statement of the Company as of December 31, 2000, fairly present the consolidated financial, and the results of operations for the twelve (12) months then ended and have been prepared in accordance with generally accepted accounting principles consistently applied and in a manner substantially consistent with the Unaudited Financial Statements, except for differences resulting from normally occurring audit adjustments, including, but not limited to, income tax and tax accrual adjustments or as noted in the Unaudited Statements or the notes thereto. Except as contemplated by or permitted under this Agreement, there are no adjustments that would be required on audit of the Unaudited Financial Statements that would, individually or in the aggregate, have a material negative effect upon the Company's reported financial condition.

2.6 No Undisclosed Liabilities. Neither the Company nor any of the property of the Company has or is subject to any liabilities, commitments or obligations of any nature, whether absolute, accrued, contingent, known or unknown, due or to become due or otherwise.

2.7 Absence of Certain Changes. Except as contemplated or permitted by this Agreement, since the Statement Date there has not been:
   (i) Any materially adverse change in the business, financial condition, operations or assets of the Company;
   (ii) Any damage, destruction or loss, whether covered by insurance or not materially adversely affecting the properties or business of the Company;
  (iii) Any sale or transfer by the Company of any tangible or intangible asset other than in the ordinary course of business, any mortgage or pledge or the creation of any security interest, lien or encumbrance on any asset, or any lease of property, including equipment, other than tax liens with respect to taxes not yet due and contract rights of customers in inventory;
                                  Page 7
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-----------------------(Stock Purchase Agreement continued)

   (iv) Any declaration, setting aside or payment of a dividend or other distribution to its shareholders or in respect of or the redemption or other repurchase by the Company of any capital stock of the Company;
    (v) Any transaction not in the ordinary course of business of the Company;
   (vi) The lapse of any material trademark, assumed name, trade name, service mark, copyright or license or any application with respect to the foregoing;
  (vii) The grant of any general increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit sharing or other plan or commitment) other than customary increases on a periodic basis or required by agreement or understanding in the ordinary course of business and in accordance with past practice;
  (viii) The discharge or satisfaction of any material lien or encumbrance or the payment of any material liability other than current liabilities in the ordinary course of business;
   (ix) The making of any loan, advance or guaranty to or for the benefit of any person other than a wholly owned subsidiary except the creation of accounts receivable in the ordinary course of business or
    (x)  An agreement to do any of the foregoing.

2.8 Title and Related Matters. The Company has good and marketable title to all of its properties and assets included in the Unaudited Financial Statements (except properties and assets sold or otherwise disposed of subsequent to the Statement Date in the ordinary course of business or as contemplated in this Agreement), free and clear of all security interests, mortgages, liens, pledges, charges, claims or encumbrances of any kind or character, except (i) statutory liens for property taxes not yet delinquent or payable subsequent to the date of this Agreement and statutory or common law liens securing the payment or performance of any obligation of the Company, the payment or performance of which is not delinquent or that is payable without interest or penalty subsequent to the date on which this representation is given, or the validity of which is being contested in good faith by the Company; (ii) the rights of customers of the Company with respect to inventory under orders or contracts entered into by the Company in the ordinary course of business; (iii) claims, easements, liens and other encumbrances of record pursuant to filings under real property recording statutes, and (iv) as described in the Unaudited Financial Statements or the notes thereto.

3. Representations and Warranties of Buyer. As a material inducement to Seller to enter into this Agreement and sell the Shares, Buyer hereby represents and warrants to Seller that the following statements in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the date of Closing:

3.1 Organization; Power. Buyer is a corporation duly incorporated and validly existing under the laws of the State of Delaware, and has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.
                                  Page 8
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-----------------------(Stock Purchase Agreement continued)

3.2 Authorization. The execution, delivery, and performance by Buyer of this Agreement, and all other agreements contemplated hereby to which Buyer is a party have been duly and validly authorized by all necessary corporate action of Buyer, and this Agreement and each such other agreement, when executed and delivered by the parties thereto, will constitute the legal, valid, and binding obligations of Buyer enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, and similar statutes affecting creditors' rights generally and judicial limits on equitable remedies.

3.3 No Conflict with Other Instruments or Agreements. The execution, delivery and performance by Buyer of this Agreement and all other agreements contemplated hereby to which Buyer is a party will not result in a breach or violation of or constitute a default under its Articles of Incorporation or Bylaws or any material agreement to which Buyer is a party or by which Buyer is bound.

4. Conduct of the Company's Business Pending the Closing. From the date hereof until the Closing, and except as otherwise consented to or approved by Buyer, Seller, and the Company covenant and agree with Buyer as follows:

4.1 Regular Course of Business. The Company will operate its business in accordance with the reasonable judgment of its management diligently and in good faith, consistent with past management practices, and the Company will continue to use its reasonable efforts to keep available the services of present officers and employees (other than planned retirements) and to preserve its present relationships with persons having business dealings with it.

4.2 Dividends. The Company will not declare, pay or set aside for payment any dividend or other distribution in respect of its capital stock.

4.3 Capital Changes. The Company will not issue any shares of its capital stock or issue or sell any securities convertible into or exchangeable for or options, warrants to purchase or rights to subscribe to, any shares of its capital stock or subdivide or in any way reclassify any shares of its capital stock or repurchase, reacquire, cancel or redeem, any such shares.

4.4 Property and Assets. The assets, property, and rights now owned by the Company will be used, preserved and maintained, as far as practicable, in the ordinary course of business, to the same extent and in the same condition as said assets, property, and rights are on the date of this Agreement, and no unusual or novel methods of manufacture, purchase, sale, management or operation of said properties or business or accumulation or valuation of inventory will be made or instituted. Without the prior consent of Buyer, the Company will not encumber any of its assets or make any commitments relating to such assets, property or business, except in the ordinary course of its business.

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-----------------------(Stock Purchase Agreement continued)

4.5 Insurance. The Company will keep or cause to be kept in effect and undiminished the insurance now in effect on its various properties and assets, and will purchase such additional insurance, at Buyer's cost, as Buyer may reasonably request.

4.6 Employees. The Company will not grant to any employee any promotion, any increase in compensation or any bonus, or other award, other staff promotions, increases or awards that are regularly scheduled in the ordinary course of business or contemplated on the date of this Agreement or that are, in the reasonable judgment of the management of the Company, in the Company's best interest.

4.7 No Violations. The Company will comply in all material respects with all statutes, laws, ordinances, rules, and regulations applicable to it in the ordinary course of business.

4.8 Public Announcements. No press release or other announcement to the employees, customers or suppliers of the Company related to this Agreement or the Purchase will be issued without the joint approval of Buyer and Seller, unless required by law, in which case Buyer and Seller will consult with each other regarding the announcement.

5. Covenants of the Company and Seller. The Company and Seller covenant and agree as follows:

5.1 Satisfaction of Conditions. The Company will use reasonable efforts to obtain as promptly as practicable the satisfaction of the conditions to Closing set forth in Section 7 and any necessary consents or waivers under or amendments to agreements by which the Company is bound.

5.2 Exhibits. From time to time prior to the Closing, Seller and the Company will promptly supplement or amend any Exhibits with respect to any matter hereafter arising that, if existing or occurring at the date of this Agreement, would have been required to be set forth or described in any Exhibit and will promptly notify Buyer of any breach by either of them that either of them discovers of any representation, warranty or covenant contained in this Agreement. No supplement or amendment of any Exhibit made pursuant to this Section will be deemed to cure any breach of any representation of or warranty made in this Agreement unless Buyer specifically agrees thereto in writing; provided, however, that if the Purchase is closed, Buyer will be deemed to have waived its rights with respect to any breach of a representation, warranty or covenant or any supplement to any Exhibit of which it shall have been notified pursuant to this Section 5.2.

5.3  No Solicitation.  Until the Closing or termination pursuant to
Section 10 of this Agreement, neither Seller nor the Company, nor any of its directors, officers, employees or agents shall, directly or indirectly, encourage, solicit, initiate, or enter into any discussions or negotiations concerning any disposition of any of the Capital Stock

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-----------------------(Stock Purchase Agreement continued)

or of all or substantially all of the assets of the Company (other than pursuant to this Agreement), or any proposal therefore, or furnish or cause to be furnished any information concerning the Company to any party in connection with any transaction involving the acquisition of the Capital Stock or assets of the Company by any person other than

Buyer. Seller or the Company will promptly inform Buyer of any inquiry (including the terms thereof and the person making such inquiry) received by any responsible officer or director of the Company or Seller after the date hereof and believed by such person to be a bona fide, serious inquiry relating to any such proposal.

5.4 Action After the Closing. Upon the reasonable request of Buyer or the Company after the Closing, Seller will take all action and will execute all documents and instruments necessary or desirable to consummate and give effect to the Purchase.

6.  Closing.

6.1 Time, Place, and Manner of Closing. Unless this Agreement has been terminated and the Purchase has been abandoned pursuant to the provisions of Section 10, the closing (the "Closing") will be held at the offices of the Seller in Spokane, Washington or at such other place as the parties may agree, on the 30th day of January, 2002 or as soon as practicable after the satisfaction of the various conditions precedent to the Closing set forth herein. At the Closing the parties to this Agreement will exchange certificates and other instruments and documents in order to determine whether the terms and conditions of this Agreement have been satisfied. Upon the determination of each party that its conditions to consummate the Purchase have been satisfied or waived, Seller shall deliver to Buyer the certificate(s) evidencing the Shares, duly endorsed for transfer, and the shall deliver to Seller the purchase price. From time to time after the Closing, Seller, at Buyer's cost, will execute, deliver, and acknowledge all such further instruments of transfer and conveyance and will perform all such other acts as Buyer may reasonable request to more effectively transfer Shares.

6.2 Consummation of Closing. All acts, deliveries, and confirmations comprising the Closing, regardless of chronological sequence shall be deemed to occur contemporaneously and simultaneously upon the occurrence of the last act, delivery or confirmation of the Closing and none of such acts, deliveries or confirmations shall be effective unless and until the last of the same shall have occurred. The time of the Closing has been scheduled to correspond to the close of business at the principal office of the Company and, regardless of when the last act, delivery or confirmation of the Closing shall take place, the transfer of the Shares shall be deemed to occur as of the close of business at the principal office of the Company on the date of the Closing.

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-----------------------(Stock Purchase Agreement continued)

7.Miscellaneous Provisions.

7.1 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by a written agreement signed by Buyer and Seller.

7.2  Waiver of Compliance; Consents.

    (i) Any failure of any party to comply with any obligation, covenant, agreement or condition herein may be waived by a written waiver executed by the party entitled to the performance of such obligation, covenant or agreement or who has the benefit of such condition, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition will not operate as a waiver of or estoppel with respect to any subsequent or other failure.
   (ii) Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent will be given in a manner consistent with the requirements for a waiver of compliance as set forth above.

7.3 Notices. All notices, requests, demands, and other communications required or permitted hereunder will be in writing and will be deemed to have been duly given when delivered by hand or two (2) days after being mailed by certified or registered mail, return receipt requested, with postage prepaid:

    (i) If to Buyer, Parent, Seller, or to the Company after the Closing, to:

     Enviro-Energy Corporation.
     15015 S. Dunn Road
     Valleyford, WA  99036

     Energy Flow Management, Inc.
     21316 N. Antler Ridge Lane
     Colbert, WA  99005

or to such other person or address as Buyer furnishes to Seller pursuant to the above.

    (ii)  If to Seller or the Company:

     Attn. Cory Colvin
     2121 N. Waterworks St.
     Spokane, WA


or to such other person or address as Seller furnishes to Buyer pursuant to the above.

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-----------------------(Stock Purchase Agreement continued)


7.4 Assignment. This Agreement will not be assigned by a party hereto without the prior written consent of the other party(s) hereto. No permitted assignment will release the assignor from its obligations hereunder. Subject to the foregoing, this Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and personal representatives. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

7.5 Governing Law. All matters with respect to this Agreement, including but not limited to matters of validity, construction, effect and performance, will be governed by the laws of the State of Washington applicable to contracts made and to be performed therein between residents thereof, regardless of the laws that might be applicable under principles of conflicts of law.

7.6 Counterparts. This Agreement may be executed in two (2) or more fully or partially executed counterparts, each of which will be deemed an original binding the signer thereof against the other signing party(s), but all counterparts together will constitute one and the same instrument.

7.7 Certain Rules of Constructions. The provisions of this Agreement have been examined, negotiated and revised by counsel for each party, and no implication will be drawn against any party hereto by virtue of the drafting of this Agreement.

7.8 Entire Agreement. This Agreement and any other document to be furnished pursuant to the provisions hereof embody the entire agreement and understanding of the parties hereto as to the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings other than those expressly set forth or referred to in such documents. This Agreement and such documents supersede all prior agreements and understandings between and among the parties with respect to the subject matter hereof.

7.9 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction, will be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement.

7.10 Attorney Fees. If any action is brought by any party to this Agreement to enforce or interpret its terms or provisions, the prevailing party will be entitled to reasonable attorneys' fees and costs incurred in connection with such action prior to and at trial and on any appeal therefrom.

-----------------------(Stock Purchase Agreement continued)

7.11 Payment of Fees and Expenses. Each party to this Agreement will be responsible for, and will pay, all of its own fees and expenses, including those of its counsel and accountants, incurred in the negotiation, preparation, and consummation of the Agreement and the Purchase.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

SELLER
Cory Colvin


COMPANY
Colvico, Inc.

By:   /s/ Cory Colvin
      ----------------
          President


BUYER
Energy Flow Management, Inc.

By:   /s/ Mike Funk
     ---------------
        President


PARENT
Enviro-Energy Corporation

By:   /s/ Galen Loven
     -----------------
          Chairman

-----------------------------End of Agreement--------------------------




Item 8. Change in Fiscal Year.

Not applicable.

SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


ENVIRO-ENERGY CORPORATION
-------------------------
(Registrant)



/s/  Thomas Pryor
-----------------
THOMAS PRYOR
CFO & Director



DATE:   February 12, 2002
        -----------------






























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